UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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3M Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in 3M Company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M81240-TBD 3M COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2015. 3M CENTER BLDG. 220-9E-02 ST. PAUL, MN 55144-1000 Meeting Information Meeting Type: Annual Meeting For holders as of: March 13, 2015 Date: May 12, 2015 Time: 10:00 a.m. CDT Location: Palmer Events Center 900 Barton Springs Road Austin,Texas 78704 TO ATTEND ANNUAL MEETING: RSVP AND PRINT YOUR ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Contact us at 1-800-364-3577

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE w M81241-TBD .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow .XXXX XXXX XXXX XXXX available and follow the instructions. Your voting must be completed by 10:59 p.m. CDT on May 11, 2015 (or by 10:59 p.m. CDT on May 7, 2015 for participants in 3M's Voluntary Investment Plan and Employee Stock Ownership Plan and the 3M Savings Plan). When you go online, you can help the environment by consenting to receive electronic delivery of future mailings. Vote By Phone: Instructions to vote by phone will be included with printed and/or online proxy materials. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote In Person: If you are a stockholder of record, you may grant your proxy to 3M or vote in person at the meeting by requesting a ballot. To attend the meeting, register and print your admission ticket in advance at www.proxyvote.com.

Voting Items 1h. Edward M. Liddy 1. To elect ten members to the Board of Directors, each for a term of one year. Nominees: The Board of Directors recommends you vote FOR the following proposals 1, 2 and 3: Vote on Directors 1c. Thomas "Tony" K. Brown 1d. Vance D. Coffman 1e. Michael L. Eskew 1f. Herbert L. Henkel 1g. Muhtar Kent 1a. Linda G. Alvarado 1b. Sondra L. Barbour 3. Advisory approval of executive compensation. 1j. Robert J. Ulrich 2. To ratify the appointment of PricewaterhouseCoopers LLP as 3M's independent registered public accounting firm. 1i. Inge G. Thulin NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M81242-TBD

M81243-TBD